ESTIMATES AND JUDGMENTS	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
ESTIMATES AND JUDGMENTS

4)	ESTIMATES AND JUDGMENTS

The Organization adopts estimates and judgments that may affect the reported carrying amounts of assets, liabilities, income and expenses in the next year, and the assumptions are determined in accordance with the applicable standard.

Estimates and judgements are reviewed on an ongoing basis and are consistent with the Organization’s risk management. Estimate revisions are recognized prospectively.

Judgments

Information about judgments made in applying accounting policies that have the most significant effects on the amounts recognized in the consolidated financial statements are included in the following notes:

-	Note 13 Consolidation: whether the Organization has de facto control over the investee; and equity-accounted investees: whether the Organization has significant influence over the investee; and
-	Note 21 - Measurement of insurance liabilities: Methodologies are used considering all relevant facts and circumstances to determine a systematic and rational method for estimating insurance contract coverage in accordance with the Premium Allocation Model (PAA), General Measurement Model (GMM/BBA) and Variable Rate Model (VFA).

Estimates

Estimates that carry a significant risk as they may have a material impact on the values of assets and liabilities in the next year, and the actual results may be different from those previously established. The table below includes the significant accounting estimates and their respective notes:

Accounting estimates	Note
● Fair value of financial instruments (Level II and III)	6 / 8 / 29 / 30 and 40.4
● Expected credit loss	10 / 11 and 40.2
● Impairment of intangible assets and goodwill	15
● Insurance contract liabilities	21
● Other provisions	22
● Realization of deferred income tax	37

Fair value of financial instruments

Financial instruments recognized at fair value in our consolidated financial statements consist primarily of financial assets measured at fair value through profit or loss, including derivatives and financial assets classified as measured at fair value through other comprehensive income. The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the reporting date.

These financial instruments are categorized within a hierarchy based on the lowest level of input that is significant to the fair value measurement. For instruments classified as level 3, we have to apply a significant amount of our own judgment in arriving at the fair value measurement. We base our judgment decisions on our knowledge and observations of the markets relevant to the individual assets and liabilities, and those judgments may vary based on market conditions. In applying our judgment, we look at a range of third-party prices and transaction volumes to understand and assess the extent of market benchmarks available and the judgments or modeling required in third-party processes. Based on these factors, we determine whether the fair values are observable in active markets or whether the markets are inactive.

Imprecision in estimating unobservable market inputs can impact the amount of revenue or loss recorded for a particular position. Furthermore, while we believe our valuation methods are appropriate and consistent with those of other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value on the reporting date. For a detailed discussion about the determination of fair value of financial instruments, see Note 40.5. - fair value of financial assets and liabilities.

Expected credit loss

The measurement of the provision for expected credit losses on financial assets measured at amortized cost and at fair value through other comprehensive income, as well as on loan commitments and financial guarantees, requires the use of complex quantitative models and assumptions about future economic conditions and credit behavior.

Several significant judgments are also required to apply the accounting requirements for the measurement of the expected credit loss, such as:

•	Determine the criteria in order to identify the significant increase of credit risk;
•	Select quantitative models and suitable assumptions;
•	Establish several prospective scenarios and assumptions;
•	Organization similar financial assets; and
•	Define the expected time frame of exposure to credit risk for instruments without the contractual maturity defined.

The process to determine the level of provision for expected credit loss requires estimates and the use of judgment; it is possible that actual losses presented in subsequent periods will differ from those calculated according to current estimates and assumptions.

The explanation of assumptions and estimation techniques used in the measurement of expected credit loss is further detailed in Note 40.2. - credit risk.

Impairment of intangible assets and goodwill

The Organization analyzes, at least annually, whether the carrying value of intangible assets and goodwill (including goodwill identified in the acquisition of associates and joint ventures) is impaired. The first step of the process requires the identification of independent Cash-Generating Units and the allocation of goodwill to these units. The carrying amount of the CGU, including the allocated goodwill, is compared to its recoverable amount to determine whether any impairment exists. If the value in use of a cash-generating unit is less than its carrying value, goodwill will be impaired. Detailed calculations may need to be carried out taking into consideration changes in the market in which a business operates (e.g., competitive activity, regulatory change). The value in use is based upon discounting expected pre-tax cash flows at a risk-adjusted interest rate appropriate to the operating unit, the determination of both requires one to exercise one’s judgment. While forecasts are compared with actual performance and external economic data, expected cash flows naturally reflect the Organization’s view of future performance.

Realization of deferred income tax

The determination of the amount of our income tax liability is complex, and our assessment is related to our analysis of our deferred tax assets and liabilities and income tax payable. In general, our evaluation requires that we estimate future amounts of current and deferred taxes. Our assessment of the possibility that deferred tax assets are realized is subjective and involves assessments and assumptions that are inherently uncertain in nature. The underlying support for our assessments and assumptions could change over time as a result of unforeseen events or circumstances, affecting our determination of the amount of our tax liability.

Significant judgment is required in determining whether it is more likely than not that an income tax position will be sustained upon examination, even after the outcome of any related administrative or judicial proceedings based on technical merits. Further judgment is then required to determine the amount of benefit eligible for recognition in our consolidated financial statements.

In addition, we have monitored the interpretation of tax laws by, and decisions of, the tax authorities and Courts so that we can adjust any prior judgment of accrued income taxes. These adjustments may also result from our own income tax planning or resolution of income tax controversies and may be material to our operating results for any given period.

For additional information about income tax, see Note 37 – Income tax and social contribution.

Insurance contract liabilities

Insurance contract liabilities are liabilities constituted to honor future commitments to or on behalf of our policyholders – see Note 2(k). These commitments are based in assumptions that are derived from the Organization's portfolio experience and are periodically reviewed.

Other provisions

The provisions are regularly reviewed and constituted, where the loss is deemed probable, taking into consideration the opinion of the Organization’s legal counsel, the nature of the lawsuit, similarity to previous lawsuits, complexity and the courts standing.